RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Milbank, Tweed, Hadley & McCloy
601 South Figueroa Street, 30th Floor
Los Angles, California 90017
Attention:  David A. Lamb, Esq.


             SECOND AMENDMENT TO AMENDED DEED OF TRUST, MORTGAGE,  SECURITY
              AGREEMENT, FINANCING STATEMENT, PERSONAL  PROPERTY INCLUDING
                HYDROCARBONS, ASSIGNMENT OF PRODUCTION AND FIXTURE FILING

          THIS SECOND AMENDMENT TO AMENDED DEED OF TRUST, MORTGAGE,
SECURITY AGREEMENT, FINANCING STATEMENT (PERSONAL PROPERTY INCLUDING HYDROCARBONS), ASSIGNMENT OF PRODUCTION AND FIXTURE FILING
(this "Second Amendment") is made on May 1, 1998 by Santa Barbara Partners, an Oklahoma general partnership ("Trustor"), with an address of c/o Hallador Production Company, 1660 Lincoln Street, Suite 2700, Denver, Colorado 80264 to RONALD E. ROBISON, an individual whose address is c/o Trust Company of the West, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, as Trustee ("Trustee") for the benefit of (i) TRUST COMPANY OF THE WEST, a California trust company, as collateral agent for the equal and ratable benefit of and on behalf of the Lenders named in the Amended Deed of Trust (as defined below) ("Agent") with an address at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, Attention: Arthur R. Carlson, and (ii) any other agent designated by the Lenders pursuant to
Section 8.13 of the Amended Deed of Trust or its successor as collateral agent for the Lenders hereunder (Agent and any other such collateral agent appointed by the Lenders pursuant to Section 8.13, in such capacity, or such successor, are collectively referred to herein as "Secured Party"; Agent and Secured
Party shall be collectively referred to herein as "Beneficiary").

          WHEREAS, Trustor executed and delivered to Beneficiary that certain Deed of Trust, Mortgage, Security Agreement (Personal Property Including Hydrocarbons), Assignment of Production and Fixture Filing dated as of May 25, 1990, but effective on May 1, 1990 (the "Deed of Trust"), and recorded on May 25, 1990 as Instrument No. 90-035585 in the Official Records of Santa Barbara County, California to secure certain obligations created under that certain Term Loan Agreement dated as of May 25, 1990 between Trustor, Trust Company of the West, in the capacities described therein, and The TCW Commingled Debt and Royalty Fund IIIB, a California Limited Partnership (the "Loan Agreement");

          WHEREAS, in connection with certain amendments to the Loan Agreement, the Deed of Trust was amended by that certain First Amendment to and Partial Release of Deed of Trust, Mortgage, Security Agreement (Personal Property Including Hydrocarbons), Assignment of Production and Fixture Filing dated April 10, 1992 between Trustor, Agent and Secured Party (the "First Amendment to Deed of Trust") and recorded on April 10, 1992 as Instrument No. 92-026155 in the Official Records of Santa Barbara County, California (the Deed of Trust as amended by the First Amendment to Deed of Trust shall be referred to herein as the "Amended Deed of Trust"). Capitalized terms appearing herein without definition shall have the meanings set forth in the Amended Deed of Trust;

          WHEREAS, pursuant to a First Supplement to Amended Deed of Trust, Mortgage, Security Agreement, Financing Statement (Personal Property Including Hydrocarbons), Assignment of Production and Fixture Filing dated as of June 25, 1992 ("First Supplement") and recorded November 18, 1992 as Instrument No. 92-092379 in the Official Records of Santa Barbara County, California, the Amended Deed of Trust was amended to add certain additional oil, gas and mineral properties;

          WHEREAS, the Holders of those certain Amended Secured Promissory Notes dated May 25, 1990 and executed by Trustor, as Maker (as amended, the "Amended Notes"), pursuant to the Loan Agreement have agreed to cancel the Amended Notes in exchange for certain Secured Promissory Notes dated as of the date hereof and executed by those parties set forth below;

          NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Trustor and Beneficiary hereby agree to amend the Amended Deed of Trust, as amended by the First Supplement, as follows:

          1. Amended Obligations. Section 1.01(A) of the Deed of Trust entitled "Obligations" is hereby deleted and shall be replaced with the following:

          "A. Payment of all indebtedness and liabilities and the performance of each and every obligation, covenant and agreement of every kind and character now existing or hereafter arising to any or all of the Lenders (including, without limitation, those Lenders listed below) pursuant to the Term Loan Agreement as modified by the First Amendment to Term Loan Agreement dated as of May 25, 1990, and Other Loan Documents, dated as of August 1, 1990, between Trustor and TCW, the Agreement Regarding Term Loan Agreement dated as of October 1, 1991 between Trustor, Hallador Production Company ("Production"), Trio Petroleum, Inc. ("Trio"), and TCW, and the Second
Amendment to Term Loan Agreement dated April 10, 1992, between Trustor,
TCW and TCW DR III ROYALTY PARTNERSHIP, a California Limited Partnership
("DR III"), those certain Secured Promissory Notes dated as of April 23,
1998, in the aggregate original principal amount of Three Million Seven Hundred Sixty-Six Thousand Five Hundred Twenty and No/Hundredths Dollars ($3,766,520.00) made jointly and severally by Trustor, Hallador Petroleum Company ("Company"), Hallador Petroleum LLP ("LLP"), Production and Trio in favor of the first four Payees listed below, that certain Secured Promissory Note dated as of April 23, 1998, in the original principal amount of One Hundred Twenty-Two Thousand Five Hundred and No/Hundredths Dollars ($122,500.00) made jointly and severally by Company, LLP, Production, and Trio in favor of DR III, and the other Loan Documents, as well as any amendments, extensions, replacements and renewals thereof, together with the payment of all sums advanced by or on behalf of Trustee or Secured Party to protect the Collateral with interest on such advanced sums at the rate of the lesser of sixteen percent (16%) or the maximum rate permitted by law:

                                                             Face Amounts
          Payee                                                of Notes

        TRUST COMPANY OF THE WEST, as Trustee                 $1,330,376.30
        of the TCW Commingled Debt and
        Royalty Fund IIIA established
        pursuant to Declaration of Trust
        dated as of October 15, 1989

        THE TCW COMMINGLED DEBT AND ROYALTY                   $  767,893.99
        FUND IIIB, a California Limited
        Partnership

        BANKERS TRUST COMPANY, a New York                     $  612,395.47
        corporation, as Trustee under a Trust
        Agreement dated as of January 1, 1956,
        with GTE Service Corporation and
        others, and amended and restated
        effective March 1, 1981

        TRUST COMPANY OF THE WEST, as                         $1,055,854.24
        ancillary trustee under the
        Ancillary Trust Agreement dated as
        of October 16, 1989 between
        U S West, Inc., Boston Safe
        Deposit and Trust Company and Trust
        Company of the West.

        TCW DR III ROYALTY PARTNERSHIP,                       $  122,500.00
        a California Limited Partnership

          2. Counterparts. This Second Amendment may be executed in any number of multiple counterparts, each of which shall be deemed to be an original instrument, but all of which shall together constitute but one instrument.

          3. Ratification. The Amended Deed of Trust, as supplemented by the First Supplement and amended by this Second Amendment, is hereby ratified, confirmed and approved in its entirety and shall continue in full force and effect uninterrupted and unabated.

          IN WITNESS WHEREOF, Trustor has executed this Second Amendment on the date first written above.


          TRUSTOR:            SANTA BARBARA PARTNERS,
                              an Oklahoma general partnership

                              By:  HALLADOR PRODUCTION COMPANY,
                                   a Colorado corporation,
                                   its General Partner


                                   By:/S/VICTOR P. STABIO
                                       Victor P. Stabio
                                       President


                              By:  TRIO PETROLEUM, INC.
                                   a California corporation,
                                   its General Partner


                                   By: /S/CHARLES C. HORACE
                                       Charles C. Horace
                                       President

          AGENT: TRUST COMPANY OF THE WEST, a California trust company, as collateral agent for the equal and ratable benefit of the Lender

                              By:  /S/ARTHUR R. CARLSON
                                   Arthur R. Carlson
                                   Managing Director


                              By:  /S/THOMAS F. MEHLBERG
                                   Thomas F. Mehlberg
                                   Managing Director


CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT


State of California)
                   )
County of Kern     )


On April 22, 1998, before me, Marcia K. Lundy, Notary Public personally appeared Charles C. Horace

XX personally known to me - OR - ____proved to me on the basis of satisfactory evidence to be the person(s) whose name
                                     is/are subscribed to the within
                                     instrument and acknowledged to me
                                     that he/she/they executed the same in
                                     his/her/their Authorized capacity, and
                                     that by his/her/their signature on the
                                     instrument the person(s) executed
                                     the instrument.

                                     /S/MARCIA K. LUNDY
                                     Signature of Notary


*******OPTIONAL SECTION*******

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

____     Individual

____    Corporate Officer(s)

XXX      President
         Title(s)

____     Partner(s)        ____  Limited
                           ____  General

____     Attorney-In-Fact

____     Trustee(s)

____     Guardian/Conservator

____     Other: ____________________

          ___________________________

          ___________________________
SIGNER IS REPRESENTING:
Name of Persons(s) or Entity(ies)
Trio Petroleum, Inc.

________________________________

******** OPTIONAL SECTION********

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:

_____________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.


TITLE OR TYPE OF DOCUMENT ____________________________________________


NUMBER OF PAGES __________  DATE OF DOCUMENT _________________________


SIGNER(S) OTHER THAN NAMED ABOVE _____________________________________


CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT


State of California  )
                     )
County of Los Angeles)


On April 23, 1998, before me, Phil Abejar, Notary Public personally appeared Arthur R. Carlson, Managing Director and Thomas F. Mehlberg Managing Director of Trust Company of the West.

XX personally known to me - OR - ____proved to me on the basis of satisfactory evidence to be the person(s) whose name
                                     is/are subscribed to the within
                                     instrument and acknowledged to me that
                                     he/she/they executed the same in
                                     his/her/their Authorized capacity, and
                                     that by his/her/their signature on the
                                     instrument the person(s) executed the
                                     instrument.

                                     WITNESS my hand and official seal.


                                     /S/PHIL ABEJAR
                                     Signature of Notary


*******OPTIONAL SECTION*******

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

____     Individual

____     Corporate Officer(s)
         __________________
         Title(s)

____     Partner(s) ____  Limited
                    ____  General

____     Attorney-In-Fact

____     Trustee(s)

____     Guardian/Conservator

____     Other: ____________________

          ___________________________

          ___________________________

SIGNER IS REPRESENTING:
Name of Persons(s) or Entity(ies)
Trio Petroleum, Inc.

________________________________

******** OPTIONAL SECTION********

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:

_____________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.


TITLE OR TYPE OF DOCUMENT ____________________________________________


NUMBER OF PAGES __________  DATE OF DOCUMENT _________________________



CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT


State of California  )
                     )
County of Los Angeles)


On April 23, 1998, before me, Phil Abejar, Notary Public personally appeared Victor P. Stabio, President of Hallador Production Company

__ personally known to me - OR - xxx_proved to me on the basis of satisfactory evidence to be the person(s) whose name
                                     is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their Authorized capacity, and that by his/her/their signature on the instrument the person(s) executed the instrument.

                                     WITNESS my hand and official seal.


                                     /S/PHIL ABEJAR
                                     Signature of Notary


*******OPTIONAL SECTION*******

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

____     Individual

____     Corporate Officer(s)
         _____________________
         Title(s)

____     Partner(s) ____  Limited
                    ____  General

____     Attorney-In-Fact

____     Trustee(s)

____     Guardian/Conservator

____     Other: ____________________

          ___________________________

          ___________________________

SIGNER IS REPRESENTING:
Name of Persons(s) or Entity(ies)
Trio Petroleum, Inc.

________________________________

******** OPTIONAL SECTION********

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:

_____________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.


TITLE OR TYPE OF DOCUMENT ____________________________________________


NUMBER OF PAGES __________  DATE OF DOCUMENT _________________________